UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 10, 2005

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)


           0-20852                                     16-1387013
           -------                                     ----------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


           2000 Technology Parkway, Newark, New York       14513
           -----------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

On February 10, 2005, Ultralife Batteries, Inc. (the "Company") reported results for the fourth quarter and full year periods ended December 31, 2004. The Company's press release is attached as Exhibit 99.1. The information set forth in this Report on Form 8-K, including the attached exhibit, is being furnished and not filed pursuant to Item 2.02.


Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

     (a)     Financial Statements of Business Acquired.

             Not applicable.

     (b)     Pro Forma Financial Information.

             Not applicable.

     (c)     Exhibits.

             99.1    Press Release dated February 10, 2005






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ULTRALIFE BATTERIES, INC.

Dated: February 10, 2005                     By: /s/ Robert W. Fishback
                                                 -------------------------------
                                                 Vice President of Finance & CFO





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                                INDEX TO EXHIBITS


(99) Additional Exhibits

     99.1    Press Release dated February 10, 2005.